UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2014

                                        M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                            Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION; and

ITEM 7.01. REGULATION FD DISCLOSURE

In connection with the participation by the Company’s Chief Executive Officer on a panel at the Milken Institute Global Conference on April 29, 2014 in Los Angeles, California, M.D.C. Holdings, Inc. issued a press release providing a preliminary update on net new home order results for the first quarter 2014. A copy of this press release is furnished and attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

Exhibit 99.1	Press Release dated April 29, 2014

Limitation on Incorporation by Reference. The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: April 29, 2014	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated April 29, 2014

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